Exhibit 10.41

ASSIGNMENT OF AGREEMENT

THIS ASSIGNMENT, effective upon the date of last signature below, is made pursuant to that certain Patent License Agreement (the “Agreement”), dated April 12, 2018, as amended on April 5, 2019 and November 1, 2019, between The University of Texas in Austin, on behalf of the Board of Regents of the University of Texas (“UT”) and CBM BioPharma, Inc., a Delaware Corporation (“Assignor”). CBM is making this assignment to Spherix, Inc., a Delaware corporation (“Assignee”).

WHEREAS, Assignor and UT entered into the Agreement, which is attached hereto as Exhibit A; and

WHEREAS, the Assignor desires to assign to the Assignee, and the Assignee desires to accept assignment of all the Assignor’s rights and obligations under the Agreement; and.

WHEMAS, Assignor wishes to grant to UT 25,000 shares of Assignee common stock (the “Spherix Shares”); and

WHEREAS, UT desires to memorialize its consent to said assignment and is willing to accept the Spherix Shares, to be issued promptly upon execution of this Assignment, as full satisfaction of the assignment fee provision of Section 3.1(e) of the Agreement (“Assignment Fee”); and

WHEREAS, Under the conditions set forth herein, UT consents to the assignment from Assignor to Assignee; and

WHEREAS, Assignee affirms that (i) the Patent Rights will not be used for the primary purpose of extracting licensing revenue from third parties and will not be used to protect a market position in goods or services to which the Patent Rights relate, (ii) the Patent Rights will not be assigned to an entity that is currently or routinely not in compliance with laws and regulations that apply to goods and services to which the Patent Rights relate and (iii) the Patent Rights will not be used in a way that is not in compliance with laws and regulations that apply to goods and services to which the Patent Rights relate.

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows.

1. The Assignor hereby assigns transfers and conveys to the Assignee all its rights, title and interest to, and obligations under, the Agreement.

2. The Assignee hereby accepts said assignment, transfer and conveyance from the Assignor and hereby assumes and shall perform any and all obligations of Assignor under the Agreement.

3. UT, by its signature below, hereby consents to the above referenced assignment.

4. Assignor shall deliver the Spherix Shares to UT upon the consummation of the transactions (the “Asset Purchase”) contempleted by the Asset Purchase Agreement, dated May 15, 2019, as amended, by and between Assignor and Assignee.

5. UT agrees, that it will not sell or otherwise dispose of, directly or indirectly, any of the Spherix. Shares acquired under this Agreement for a period of six (6) months following the consummation of the Asset Purchase. Assignee and UT agree to enter into a lock-up agreement in a fonn satisfactory to the Assignee and UT, which evidences the terms described in this section 5.

6. The delivery of the the Spherix Shares shall constitute full satisfaction of the Assignment Fee.

7. The Parties agree to execute any and all such documents as may be required to further document or complete said assignment.

8. Except as provided in this Assignment, the terms and conditions of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the Parties have executed this Assignment on the date and year first above written:

ASSIGNOR:

CBM BioPharma, Inc.
a Delaware Corporation

By:	/s/ Scott Wilfong
Name:	Scott Wilfong
Title:	CEO
Date:	11/13/19

ASSIGNEE:

Spherix, Inc.,
a Delaware Corporation

By:	/s/ Anthony Hayes
Name:	Anthony Hayes
Title:	CEO
Date:	11/13/19

The University of Texas at Austin on behalf of the
Board of Regents of the University of Texas System

By:	/s/ Les Nichols
Name:	Les Nichols
Title:	Director, Office of Technology commercialization
Date:	11/13/2019

EXHIBIT A

PATENT LICENSE AGREEMENT

[ATTACHED]